Exhibit 10

[LOGO] BDO Seidman, LLP                                 100 Park Avenue
       Accountants and Consultants                      New York, New York 10017
                                                        Telephone: 212-885-8000
                                                        Fax: 212-697-1299

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated March 22, 2010 for Jefferson National Life Annuity Account G in the Registration Statement on Form N-4 (No. 333-124048 and 811-07501) and the related Prospectus of Jefferson National Life Annuity Account G dated May 1, 2010.

We also consent to the use of our report on Jefferson National Life Insurance Company dated March 29, 2010 included in this Registration Statement. Such report expresses our opinion that Jefferson National Life Insurance Company's statutory-basis financial statements present fairly, in all material respects, the financial position of Jefferson National Life Insurance Company at December 31, 2009, and the results of its operations and cash flows for the year then ended in conformity with statutory accounting practices prescribed or permitted by the Texas State Insurance Department and not in conformity with accounting principles generally accepted in the United States.

/s/ BDO Seidman, LLP

New York, New York
April 21, 2010